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EXHIBIT 21.1

UNITEDGLOBALCOM, INC.
SUBSIDIARIES

Name	Country
chello broadband SRL	Argentina
chello broadband Australia Pty Ltd.	Australia
chello broadband GmbH	Austria
Cignal Global Communications Austria GmbH	Austria
Priority Telecom GmbH (AUT)	Austria
Priority Telecommunication und Internet GbmH	Austria
Priority Wireless Telecommunications GbmH	Austria
Telekabel Graz GmbH, a limited liability company	Austria
Telekabel Klagenfurt GmbH, a limited liability company	Austria
Telekabel Wien GmbH, a limited liability company	Austria
Telekabel-Fernsehnetz Region Baden Betriebs GmbH, a limited liablity company	Austria
Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH, a limited liability company	Austria
chello broadband Belgium S.A./N.V.	Belgium
Priority Telecom Belgium NV/SA	Belgium
UPC Belgium S.A.	Belgium
Cignal Global Communications Belgium S.A.	Belgium
Multitel S.A.	Bolivia
chello broadband do brasil Ltda.	Brazil
Teleweb Ltda.	Brazil
TV Show Brasil S.A.	Brazil
UIH do Brasil Tecnologia, Ltda.	Brazil
Cignal Global Communications Canada U.L.C.	Canada
UCOM Latin America Finance, Inc.	Cayman Islands
United Chile Ventures, Inc.	Cayman Islands
chello broadband Chile Ltda.	Chile
Enalur S.A.	Chile
Inversiones United Latin America Ltda.	Chile
VTR Banda Ancha S.A.	Chile
VTR Galaxy S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingenieria S.A.	Chile
VTR Net S.A.	Chile
UPC Hrvatska d.d.	Croatia
BESY Praha s.r.o.	Czech
Ceska Programova Spolecnost s.r.o.	Czech
KabelNet Brno a.s.	Czech
KabelNet Holding a.s.	Czech
UPC Ceská republika a.s.	Czech
UPC Sport sro	Czech
Priority Telecom Denmark A/B	Denmark
Priority Wireless Finland OY	Finland

A.C. Associes S.A.	France
Câble Services de France S.A.	France
chello broadband SAS	France
Cignal Global Communications France S.A.S.	France
Cité Câble Auvergne	France
Cité Câble Caladois	France
Cité Câble Centre Bretagne	France
Cité Câble Essonne	France
Cité Câble Goussainville	France
Cité Câble Jurassienne	France
Cité Câble Rhône Alpes	France
Cité Câble S.A.	France
Cité Câble Saintonges	France
ité Interactive S.A.	France
H3M S.A.	France
Hérault Vidéopole S.A.	France
InterComm France Holding S.A.	France
InterComm France S.A.	France
MediaReseaux S.A.	France
Nord Vidéopole	France
Première Câblevision	France
Priority Telecom France S.A.S.	France
Réseaux Câble Côte d'Azur	France
Rhône Vision Cable S.A.S.	France
Seine et Marne Vidéopole	France
SIRC Holding SNC	France
SIRC SNC	France
SLC Tignes S.A.	France
Somerco SARL	France
Sud Câble Services S.A.	France
TME France	France
UPC France S.A.	France
Vidéopole Assistance S.A.	France
Vidéopole Publications S.A.	France
Vidéopole S.A.	France
Vidéopole Services S.A.	France
chello broadband GmbH	Germany
Cignal Global Communications Germany GmbH	Germany
PCOM AG	Germany
Priority Telecom Germany GmbH	Germany
Priority Telecom Hong Kong Limited	Hong Kong
chello broadband Communications Kft	Hungary
Monor CATV Kft	Hungary
Monor Telefon RT	Hungary
Priority Telecom Hungary Kft	Hungary
Szabinet Kft	Hungary
Tapiotel RT	Hungary
UPC Direct Kft	Hungary
UPC Magyarorszag Kft	Hungary
Cignal Global Telecommunications Ireland Limited	Ireland

Tara Television Ltd.	Ireland
Priority Telecom Italy s.r.l.	Italy
Priority Telecom Japan K.K.	Japan
Cignal Global Communications Luxembourg S.A.	Luxembourg
chello broadband Mexico A.S. de R.L de CV	Mexico
A2000 Hilversum B.V.	Netherlands
A2000 Holding N.V.	Netherlands
B.V. Holding CAI	Netherlands
Belmarken Holding B.V.	Netherlands
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Network Brabant Holding B.V.	Netherlands
Cable Network Holding B.V.	Netherlands
Cable Network Zuid-Oost Brabant Holding B.V.	Netherlands
Cable Networks Austria Holding B.V.	Netherlands
Cable Networks Netherlands Holding B.V.	Netherlands
CAI Aandelen Onroerend Goed Alkmaarse Kabel B.V.	Netherlands
CAI Deelneming Beheer B.V.	Netherlands
chello broadband B.V.	Netherlands
chello broadband N.V.	Netherlands
chello broadband Nederland B.V.	Netherlands
chello Stichting Foundation	Netherlands
Cignal Global Communications B.V.	Netherlands
Cignal Global Communications Holding B.V.	Netherlands
De Alkmaarse Kabel B.V.	Netherlands
Door2Door B.V.	Netherlands
ESC Programming B.V.	Netherlands
Extreme VoF, a general partnership	Netherlands
CAI Beheer Aandelen OG Alkmaar B.V.	Netherlands
Kabeltelevisie Amsterdam B.V.	Netherlands
Kabeltelevisie Eindhoven N.V.	Netherlands
Labesa Holding B.V.	Netherlands
Paruse B.V.	Netherlands
Plator Holding B.V.	Netherlands
Poland Cablevision (Netherlands) B.V.	Netherlands
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Wireless B.V.	Netherlands
Selasa Holding B.V.	Netherlands
Stipdon Investments B.V.	Netherlands
Telekabel Beheer B.V.	Netherlands
Telekabel Hungary II B.V.	Netherlands
UPC Transsylvania BV	Netherlands
U.C.T. Netherlands B.V.	Netherlands
UniPort Communications B.V.	Netherlands
United Pan-Europe Communications N.V.	Netherlands
UPC Alkmaar Holding B.V.	Netherlands
UPC Bondi B.V.	Netherlands
UPC Services B.V.	Netherlands

UPC Czech Holding B.V.	Netherlands
UPC Direct Programming B.V.	Netherlands
UPC Distribution Holding B.V.	Netherlands
UPC Facility B.V.	Netherlands
UPC France Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Holding III B.V.	Netherlands
UPC Holding IV B.V.	Netherlands
UPC Holding Services B.V.	Netherlands
UPC Intermediates B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Investments I B.V.	Netherlands
UPC KabelTV & Telecom B.V.	Netherlands
UPC Management B.V.	Netherlands
UPC Nederland B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Programming B.V.	Netherlands
UPC Romania Holding B.V.	Netherlands
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovakia Holding B.V.	Netherlands
UPC Somax B.V.	Netherlands
UPC Telecom B.V.	Netherlands
UPC TV Holding B.V.	Netherlands
Wizja TV B.V.	Netherlands
Zeblas B.V.	Netherlands
Zomerwind Holding B.V.	Netherlands
chello broadband New Zealand Ltd.	New Zealand
chello broadband A.S.	Norway
Priority Telecom Norway A.S.	Norway
Priority Telecom Vestfold AS	Norway
Priority Wireless Norway A.S.	Norway
UPC Norge A.S.	Norway
Teleweb S.A.	Paraguay
Peru GlobalCom S.A.	Peru
Star GlobalCom S.A.	Peru
At Media Sp. z o.o.	Poland
Atomic TV Sp. z o.o.	Poland
chello broadband Sp. z o.o.	Poland
Mazurska TK Sp. z o.o.	Poland
Polska Telewizja Kablowa S.A.	Poland
Polska Telewizja Kablowa-Lublin S.A.	Poland
Polska Telewizja Kablowa-Szczecin Sp. z o.o.	Poland
Poltelkab Sp. z o.o.	Poland
Synergy Investment Sp. z o.o.	Poland
TK Gosat Sp. z o.o.	Poland
TV Kabel Sp. z o.o.	Poland
Aparatura Electronica Seltron SRL, a general partnership	Romania
Control Cable Ventures SRL	Romania
Diplomatic International Comimpex SRL	Romania

Eurosat CA-TV SRL	Romania
Multicanal Holdings SRL	Romania
Portel SRL Cluj	Romania
Selectronic SRL	Romania
Somax SRL	Romania
UPC Romania S.A.	Romania
Kabel Plus Východné Slovensko a.s.	Slovakia
Priority Telecom Slovakia s.r.o.	Slovakia
Trnavatel s.r.o., a limited liability company	Slovakia
UPC Slovensko s.r.o.	Slovakia
Cignal Global Communications Spain S.L.	Spain
Priority Wireless Espana S.A.	Spain
chello broadband AB	Sweden
NBS Nordic Broadband Services A.B.	Sweden
Netscream AB	Sweden
Priority Telecom Sweden AB	Sweden
UPC Sverige AB	Sweden
UPC Digital AB	Sweden
UPC Sverige AB	Sweden
Priority Telecom Switzerland GmbH	Switzerland
Priority Wireless Switzerland AG	Switzerland
chello broadband Ltd.	UK
Cignal Global Communications U.K. Limited	UK
Inergy Limited	UK
Priority Wireless (UK) Ltd.	UK
UPC Programming Services Limited	UK
UPC Services Ltd.	UK
UPC tvi Limited	UK
Enalur S.A.	Uruguay
UPC Financing Partnership	USA
BC Holdings, Inc.	USA-Colo
Interactive Television Networks, Inc.	USA-Colo
Research Enterprises Inc.	USA-Colo
UGCH Finance Inc.	USA-Colo
UIH Asia Investment Co., a partnership	USA-Colo
UIH Asia Ltd., a limited partnership	USA-Colo
UIH China Holdings, Inc.	USA-Colo
UIH Hunan, Inc.	USA-Colo
UIH Middle East, Inc.	USA-Colo
UIH Philippines Holdings, Inc.	USA-Colo
UIM Aircraft, Inc.	USA-Colo
United Argentina, Inc.	USA-Colo
United AUN, Inc.	USA-Colo
United Brazil, Inc.	USA-Colo
United Chile, Inc.	USA-Colo
United Communications Finance, Inc.	USA-Colo
UGC Properties, Inc.	USA-Colo
United Internet, Inc.	USA-Colo
United Japan, Inc.	USA-Colo
United Latin America Management, Inc.	USA-Colo

United Latin America Programming, Inc.	USA-Colo
United Latin America, Inc.	USA-Colo
United Latin American Holdings, Inc.	USA-Colo
United Latin American Ventures, Inc.	USA-Colo
United Management, Inc.	USA-Colo
United Mexico Resources, Inc.	USA-Colo
United Mexico Ventures, Inc.	USA-Colo
United Mexico, Inc.	USA-Colo
United Peru, Inc.	USA-Colo
United Programming, Inc.	USA-Colo
United UAP, Inc.	USA-Colo
United UK, Inc.	USA-Colo
UPC Aviation Services Inc.	USA-Colo
UPC Romania, Inc.	USA-Colo
@Entertainment Programming, Inc.	USA-Del
CGC Securities Corp.	USA-Del
chello broadband USA Inc.	USA-Del
Cignal Global Communications Canada Holding, Inc.	USA-Del
Cignal Global Communications Carrier Services, Inc.	USA-Del
Priority Telecom, Inc.	USA-Del
Kabelkom Holding Co.	USA-Del
Mozaic Entertainment, Inc.	USA-Del
New UPC, Inc.	USA-Del
Poland Communications, Inc.	USA-Del
UGC Holdings, Inc.	USA-Del
UIH Romania Ventures, Inc.	USA-Del
United Asia\Pacific Communications, Inc.	USA-Del
United UPC Holdings, Inc.	USA-Del
UPC Polska, Inc.	USA-Del
United Bond Holdings Inc.	USA-Del
United UPC Bonds LLC	USA-Del
UPC Staffing Inc.	USA-Del
Hungary Holding Co., a general partnership	USA-NY
Cignal Global Communications Korea, Inc.	USA

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  EXHIBIT 21.1